SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PROXY MATERIALS

James Alpha Global Real Estate Investments Portfolio

a series of

THE SARATOGA ADVANTAGE TRUST

Dear Shareholder:

The enclosed proxy materials relate to a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) of The Saratoga Advantage Trust (the “Trust”) to be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on [October 11], 2016 at [ ] a.m., Arizona time. As a Shareholder, you have the opportunity to voice your opinion on matters that affect the Portfolio. This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

The enclosed proxy statement (the “Proxy Statement”) requests your vote on five matters: (i) a new investment advisory agreement with the Portfolio’s investment adviser, Ascent Investment Advisors, LLC (“Ascent”); (ii) the addition of a new sub-adviser for the Portfolio, Ranger Global Real Estate Advisors, LLC (“Ranger”); (iii) implementation of a “manager of managers” structure for the Portfolio giving the Portfolio’s primary investment adviser the ability to select and contract with one or more sub-advisers to the Portfolio without obtaining shareholder approval; (iv) approval of adjournments of the Meeting to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposals 1, 2 or 3; and (v) transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Specifically, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Ascent (the “New Advisory Agreement”) to replace the currently existing agreement with Ascent, which is expected to automatically terminate upon an anticipated change in the ownership structure of Ascent in which James Alpha Advisors, LLC (“JAA”) will become Ascent’s sole owner. You are also being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, collectively with the New Advisory Agreement, the “New Agreements”) between Ascent and Ranger, which will employ the Portfolio’s current portfolio manager. As described in more detail in the Proxy Statement, these two New Agreements are designed to ensure continuity in the day-to-day management of the Portfolio at the same advisory fee rate that is currently being paid by the Portfolio. The Portfolio’s investment objective will not change as a result of the approval of the New Agreements, and the Portfolio’s current portfolio manager will continue to manage the Portfolio. Approval of the New Agreements will not alter the number of shares you own in the Portfolio. Additionally, you are being asked to approve the implementation of a “manager of managers” structure for the Portfolio which will allow Ascent, in the future, to select and contract with one or more sub-advisers with the approval of the Board of Trustees but without incurring the expense of seeking the approval of the Portfolio’s shareholders for each such agreement.

The Board has unanimously approved the New Agreements and the implementation of the manager of managers structure and unanimously recommends that Shareholders vote FOR approval of each New Agreement and the manager of managers structure.

Voting is quick and easy. Everything you need is enclosed. Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, then representatives of Ascent, the Trust, or our proxy solicitor, AST Fund Solutions, LLC, may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting in person. If you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at [phone number]. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Very truly yours,

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, Chief Executive Officer and Chairman of the Board

[ ], 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposals (the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.  What are the Proposals being considered at the special meeting of shareholders?

A. At a special meeting (the “Meeting”), the shareholders (“Shareholders”) of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) of The Saratoga Advantage Trust (the “Trust”) are being asked to consider the following Proposals:

  To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Portfolio, and Ascent Investment Advisors, LLC (“Ascent”). Appendix A contains the form of the New Advisory Agreement.
  To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, collectively with the New Advisory Agreement, the “New Agreements”) between Ascent and Ranger Global Real Estate Advisors, LLC (“Ranger”). Appendix B contains the form of the New Sub-Advisory Agreement.
  To approve implementation of a “manager of managers” structure for the Portfolio giving the Portfolio’s primary investment adviser the ability, in the future, to select and contract with one or more sub-advisers to the Portfolio after obtaining the approval of the Board, but without obtaining Shareholder approval.
  To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposals 1, 2 or 3.
  Transact such other business as may properly come before the Meeting or any adjournments thereof.

Q. Why am I being asked to vote on the New Advisory Agreement for the Portfolio?

A. On or before October 28, 2016, the equity owners of the Portfolio’s investment adviser, Ascent are expected to complete a transaction (the “Transaction”) in which James Alpha Advisors, LLC (“JAA”), which currently owns __% of Ascent, will become Ascent’s sole owner. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in the equity ownership of 25% or more of an investment adviser (or its parent) may result in a “change of control” of that adviser and constitute an “assignment” of any existing advisory agreements. The 1940 Act also requires that investment advisory agreements with investment companies automatically terminate upon their assignment. Accordingly, the current investment advisory agreement with Ascent will terminate at the time of the Transaction. You are, therefore, being asked to approve the New Advisory Agreement so that Ascent will be able to continue to provide advisory services to the Portfolio without interruption after the Transaction.

Q.  How will the New Advisory Agreement affect me as a Shareholder?

A.  The Portfolio and its investment objectives will not change as a result of the New Advisory Agreement, and you will still own the same shares in the same Portfolio. Under the New Advisory Agreement, Ascent will continue to manage the Portfolio at the same advisory fee rate schedule as under the current investment advisory agreement. The New Advisory Agreement also explicitly authorizes Ascent to hire sub-advisers to assist in its management of the Portfolio, at its own expense.

Q. How does the Board recommend that I vote in connection with the New Advisory Agreement?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement described in the Proxy Statement.

Q. Why am I being asked to vote on the New Sub-Advisory Agreement for the Portfolio?

A. On or before October 28, 2016, the current equity owners of Ascent other than JAA are expected to relinquish their ownership positions in Ascent and assume ownership positions in Ranger. Andrew J. Duffy, CFA, the Portfolio’s primary portfolio manager, is expected to leave Ascent and join Ranger at that time as its President and Chief Investment Officer. Ascent and the Trust’s Board of Trustees (the “Board”) believe that the Portfolio would be best served by being able to continue to rely on Mr. Duffy as the primary portfolio manager. Accordingly, you are being asked to approve the New Sub-Advisory Agreement so that Mr. Duffy will be able to continue to provide advisory services, through Ranger, to the Portfolio without interruption.

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Q.  How will the New Sub-Advisory Agreement affect me as a Shareholder?

A.  As with the New Advisory Agreement, the Portfolio and its investment objectives will not change as a result of the New Sub-Advisory Agreement, and you will still own the same shares in the same Portfolio. Under the New Sub-Advisory Agreement, Ranger will be paid by Ascent out of its advisory fee, so there will be no additional fees or expenses to the Portfolio. Approval of the New Sub-Advisory Agreement will also help to provide for continuity of the management of the Portfolio.

Q. How does the Board recommend that I vote in connection with the New Sub-Advisory Agreement?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement described in the Proxy Statement.

Q. Why am I being asked to vote on the “manager of managers” structure for the Portfolio?

A. Providing Ascent with the flexibility to perform its duties (such as selecting, supervising and evaluating sub-advisers) without incurring the unnecessary delay and expense of obtaining a Shareholder vote will enable the Portfolio to operate more efficiently. The Board of Trustees will still be required to approve any new sub-advisers and you will be provided with extensive information in the event of a change or addition of a subadviser.

Q. How does the Board recommend that I vote in connection with the “manager of managers” structure?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the “manager of managers” structure described in the Proxy Statement.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Portfolio and have the right to vote on these very important Proposals concerning your investment.

Q. What will happen if Shareholders do not approve the New Advisory Agreement and/or the New Sub-Advisory Agreement?

A. If the New Advisory Agreement and/or the New Sub-Advisory Agreement are not approved by Shareholders, then the Board will take such action as it deems necessary and in the best interests of the Portfolio and its Shareholders, which may include further solicitation of Shareholders or liquidation of the Portfolio.

Q.  Will the fees payable under the New Agreements increase the fees paid by the Portfolio?

A.  No. The Proposal to approve the New Advisory Agreement does not seek any increase in fees and under the New Sub-Advisory Agreement. Ranger will be paid by Ascent out of its advisory fee, so there will be no additional fees or expenses to the Portfolio.

Q.  Will my Portfolio pay for this proxy solicitation?

A.  No. The Trust will not bear the expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the Proxy Statement and any other costs associated with the Proxy Statement.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

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In Person: Attend the Meeting described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling [Phone number]. Shareholders of record at the close of business on [ ], 2016 are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of [ ], 2016, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC, at [Phone number]. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL

DESCRIBED IN THE PROXY STATEMENT.

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NOTICE OF MEETING OF SHAREHOLDERS

To be held on [October 11], 2016

James Alpha Global Real Estate Investments Portfolio

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on [October 11], 2016:

This proxy statement is available at www.saratogacap.com/[ ]proxy.

To the shareholders (the “Shareholders”) of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”), a series of The Saratoga Advantage Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a meeting of Shareholders of the Portfolio (the “Meeting”) will be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on [October 11], 2016 at [ ] a.m., Arizona time. At the Meeting, Shareholders will be asked to:

  Consider and approve a new investment advisory agreement for the Portfolio, as described in the accompanying proxy statement (“Proxy Statement”);
  Consider and approve a new sub-advisory agreement for the Portfolio, as described in the Proxy Statement;
  Consider and approve a proposal to implement a “manager of managers” structure permitting the Portfolio’s primary investment adviser, in the future, to select and contract with investment sub-advisers for the Portfolio after obtaining the approval of the Board of Trustees of the Trust (the "Board"), but without obtaining shareholder approval;
  Approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve any of Proposals 1, 2 or 3; and
  Transact such other business as may properly come before the Meeting or any adjournments thereof.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

The proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at and attend the Meeting if you owned shares of the Portfolio at the close of business on [ ], 2016 (“Record Date”). If you attend the Meeting, you may vote your shares in person. Please contact us if you plan to attend the Meeting by calling [Phone number]. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board of Trustees of the Trust.

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, Chief Executive Officer and Chairman of the Board

[ ], 2016

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

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PROXY STATEMENT

for

James Alpha Global Real Estate Investments Portfolio

a series of

THE SARATOGA ADVANTAGE TRUST

Dated [ ], 2016

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on [October 11], 2016:

This proxy statement is available at www.saratogacap.com/[ ]proxy.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”), a series of The Saratoga Advantage Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) called the Meeting to vote on the following proposals (the “Proposals”), which are described more fully below:

Proposal	Who votes on the Proposal?
1. To approve a new investment advisory agreement for the Portfolio.	Shareholders of the Portfolio.
2. To approve a new sub-advisory agreement for the Portfolio.	Shareholders of the Portfolio.
3. To implement a “manager of managers” structure permitting the Portfolio’s primary investment adviser, in the future, to select and contract with investment sub-advisers for the Portfolio after obtaining the approval of the Board of Trustees, but without obtaining shareholder approval.	Shareholders of the Portfolio.
4. To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1, 2 or 3.	Shareholders of the Portfolio.
5. To transact such other business as may properly come before the Meeting or any adjournments thereof.	Shareholders of the Portfolio.

The principal office of the Trust is located at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395. You can reach the office of the Trust by telephone by calling 1-800-807-FUND (3863). The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on [October 11], 2016 at [ ] a.m., Arizona time. Only Board members, officers of the Trust, and Shareholders of record on [ ], 2016 (the “Record Date”) will be admitted to the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. The Board, on behalf of the Portfolio, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about [ ], 2016.

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of this Proxy Statement; its annual report and most recent semi-annual report succeeding the annual report, if any; and form of proxy to a Shareholder upon request. Such requests should be directed to the Trust by calling toll-free at 1-800-807-FUND (3863); by correspondence addressed to saratoga@saratogacap.com or The Saratoga Advantage Trust, 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395, Attention: Bruce E. Ventimiglia; or through the Trust’s website at http://www.saratogacap.com/contact-us/. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

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Two or more Shareholders of the Portfolio who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-800-807-FUND (3863) or 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395, Attention: Bruce E. Ventimiglia.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

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PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Ascent Investment Advisors, Inc. (“Ascent”) (the “New Advisory Agreement”). Appendix A contains the form of the New Advisory Agreement.

The Board is proposing the approval of the New Advisory Agreement because on or before October 28, 2016, the equity owners of Ascent are expected to complete a transaction (the “Transaction”) in which James Alpha Advisors, LLC (“JAA”) will become Ascent’s sole owner. Currently, JAA owns __% of Ascent and the remainder is owned by Andrew J. Duffy, CFA, the Portfolio’s portfolio manager and several other individuals (together, the “Minority Owners”). After the Transaction, Ascent will be 100% owned by JAA and the Minority Owners will assume ownership positions in Ranger Global Real Estate Advisors, LLC (“Ranger”). Under the 1940 Act, the change in the equity ownership of 25% or more of an investment adviser (or its parent) may result in a “change of control” of that adviser and constitute an “assignment” of any existing advisory agreements. The 1940 Act also requires that investment advisory agreements with investment companies automatically terminate upon their assignment. Accordingly, if the Transaction is completed as expected on or about October 28, 2016, the existing investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Portfolio, and Ascent will automatically terminate. Shareholders of the Portfolio are therefore being asked to approve the New Advisory Agreement in order to ensure that Ascent will be able to continue its management of the Portfolio without interruption. The Proxy Statement provides additional information about Ascent and Proposal 1. If Shareholders approve Proposal 1, the New Advisory Agreement will become effective immediately upon the completion of the Transaction.

The New Advisory Agreement

The New Advisory Agreement is substantially identical to the Current Agreement except for the fact that it explicitly authorizes Ascent to hire sub-advisers, at its own expense, to manage all, or a portion of, the Portfolio’s assets and that it allows for termination by the Trust at any time or by Ascent on 180 days written notice as opposed to 60 days’ notice by either party in the Current Agreement.

Under the New Advisory Agreement, Ascent will provide its services at the same advisory fee rate schedule as is currently paid to Ascent under the Current Agreement. Appendix A contains the form of the New Advisory Agreement. The following description of the New Advisory Agreement is qualified in its entirety by reference to the full text of the New Advisory Agreement as set forth in Appendix A. The key features of the New Advisory Agreement and Current Agreement are described below.

Investment Management Services. Under the New Advisory Agreement, Ascent, as investment adviser, would be responsible for providing substantially the same investment management services it is currently providing under the Current Agreement but would also be permitted to hire one or more sub-advisers, at its own expense, to assist it in providing those services. The Current Agreement generally provides that Ascent will: (a) provide a program of continuous investment management for the Portfolio in accordance with the Portfolio’s investment objectives, policies and limitations and subject to the limitations, policies and procedures imposed by the Board; (b) make asset allocation and investment decisions for the Portfolio; (c) place orders to purchase and sell securities for the Portfolio; (d) select broker-dealers and negotiate brokerage commission rates on behalf of the Portfolio; (e) furnish information on matters related to the investment of the Portfolio’s assets which the Portfolio’s administrator or distributor or officers of the Trust reasonably request; and (h) render to the Board reports with respect to the Portfolio’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board. The New Advisory Agreement contains the same terms.

Fees. Pursuant to the Current Agreement, Ascent is entitled to an annual fee from the Portfolio at the following rates: 1.20% of the Portfolio’s average daily net assets up to and including $500 million; 1.10% on additional assets up to and including $1 billion; 1.00% on additional assets up to and including $2 billion; 0.90% on additional assets up to and including $3 billion and 0.80% on assets exceeding $3 billion. There will be no change in the fees applicable to the Portfolio under the New Advisory Agreement. Management fee information for the Portfolio is listed in Section 5 of the Form of New Advisory Agreement in Appendix A. For the fiscal year ended August 31, 2015, the Portfolio paid Ascent a management fee of $4,398,762, of which Ascent waived and/or reimbursed expenses amounting to $475,732.

The Trust and Ascent had entered into a written operating expense limitation agreement (“Current Expense Limitation Agreement”) pursuant to which Ascent had agreed to waive all or a portion of its fees and/or reimburse expenses to the extent necessary to keep the operating expenses of each share class of the Portfolio (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger,

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liquidation or reorganization, or extraordinary or non-routine expenses such as litigation) from exceeding a certain percentage of the average annual net assets of such share class. Amounts waived and/or reimbursed pursuant to the Current Expense Limitation Agreement are subject to subsequent recapture by Ascent within three years of the end of the fiscal year in which such fees were waived or reimbursed. The Trust and Ascent intend to enter into a new written operating expense limitation agreement (“New Expense Limitation Agreement”) with the same terms and expense limitations as in the Current Expense Limitation Agreement with one exception. Pursuant to the Current Expense Limitation Agreement, Ascent is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the advisory fees were waived or the expenses were incurred. Under the New Expense Limitation Agreement, the reimbursement may not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The New Expense Limitation Agreement will remain in effect and be contractually binding through December 31, 2017.

Allocation of Charges and Expenses. Under both the Current Agreement and the New Advisory Agreement, Ascent is responsible for (i) providing the personnel, office space and equipment necessary for Ascent to perform its duties under the advisory agreement; and (ii) the costs of any special Board meetings or shareholder meetings convened as a direct result of a change of control of Ascent. The Portfolio is responsible for and has assumed the obligation for payment of all of its expenses other than those specifically allocated to Ascent in the Current Agreement and New Advisory Agreement.

Limitation on Liability. Both the Current Agreement and the New Advisory Agreement provide that in the absence of a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations in the performance of its duties under the agreement on the part of Ascent, Ascent shall not be subject to liability to the Trust, the Portfolio or any Shareholder for any act or omission in the course of, or connected with, rendering services under the respective Agreement or for any losses that may be sustained in the purchase, holding or sale of any investment or security by the Portfolio. Both the Current Agreement and the New Advisory Agreement also provide that Ascent will be liable to the Portfolio for any loss incurred by the Portfolio as a result of any investment made by Ascent or any sub-adviser that is inconsistent with the investment limitations set forth in the Portfolio’s then-current prospectus or statement of additional information. Both Agreements also provide for indemnification rights of each party.

Duration. If approved by Shareholders, the New Advisory Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the Board or the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67 percent or more of the voting securities of the Portfolio that are present at a meeting if holders of shares representing more than 50 percent of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50 percent of the outstanding voting securities of the Portfolio (a “1940 Act Majority”).

Termination. The Current Agreement may be terminated at any time, on sixty days’ prior written notice, without the payment of any penalty by the Board or holders of a 1940 Act Majority of the outstanding voting securities of the Portfolio; or on one hundred and eighty days’ notice by Ascent. The Current Agreement will immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The New Advisory Agreement may be terminated by the Trust on behalf of the Portfolio at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon written notice to Ascent, and by Ascent upon one hundred and eighty days’ written notice to the Portfolio. The New Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Additional Information. Ascent serves as the Portfolio’s investment adviser under the Current Agreement with the Trust. The Current Agreement became effective for the Portfolio on August 1, 2011 following Shareholder approval of a reorganization involving the Portfolio. The Current Agreement was last approved for continuance for the Portfolio by the Board, including a majority of the Independent Trustees, on April 13, 2016. The New Advisory Agreement was approved for the Portfolio by the Board, including a majority of the Independent Trustees, on July 28, 2016.

Ascent currently does not provide investment management services to other registered funds that have investment objectives similar to those of the Portfolio.

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INFORMATION ABOUT ASCENT AND ITS AFFILIATES

ASCENT

Ascent is located at 5690 DTC Blvd., Suite 130-W, Greenwood Village, Colorado 80111. As noted above, currently, JAA owns __% of Ascent and the remainder is owned by the Minority Owners. After the Transaction, Ascent will be 100% owned by JAA. JAA is a majority owned subsidiary of James Alpha Holdings, LLC, which is owned by Denis Nayden, Kevin Greene, James S. Vitalie, and Michael J. Montague. Messrs. Nayden and Greene each own over 25 percent of James Alpha Holdings, LLC. The address of James Alpha Holdings, LLC and Messrs. Nayden and Greene is 515 Madison Avenue, Floor 24, New York, New York 10022.

Ascent is registered as an investment adviser with the SEC and currently provides investment advisory and sub-advisory services to two mutual funds. As of September 30, 2015, Ascent had regulatory assets under management totaling approximately $383.6 million.

The principal executive officers of Ascent, and their principal occupation along with their positions with the Trust, are set forth below. The address of each principal executive officer of Ascent is 5690 DTC Blvd., Suite 130-W, Greenwood Village, Colorado 80111.

Name	Title(s) & Principal Occupation with Ascent	Title(s) & Principal Occupation with the Trust
Douglas G. Temple	Chief Compliance Officer	N/A
Denis J. Nayden	Manager	N/A
James S. Vitalie	President	Vice President
Kevin R. Greene	Manager	N/A

Mr. Vitalie, an officer of the Trust, owns approximately 23.7 percent of the outstanding securities of James Alpha Holdings, LLC, of which JAA is a majority owned subsidiary.

Board Considerations in Approving the New ADVISORY Agreement

At an in-person meeting of the Independent Trustees and the Board held on July 28, 2016, the Board, including the Independent Trustees, discussed and approved the New Advisory Agreement between Ascent and the Trust, on behalf of the Portfolio, and determined to recommend that Shareholders approve the New Advisory Agreement. At the Board meeting, representatives of Ascent responded to questions from the Board, and the Board, including the Independent Trustees, evaluated the terms of the New Advisory Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving the New Advisory Agreement.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board and met in executive session with independent legal counsel.

The Independent Trustees considered all factors they deemed relevant in the exercise of their reasonable business judgment, including the following:

Nature, Quality and Scope of Services

The Trustees evaluated the nature, quality and scope of services to be provided by Ascent. In reviewing the nature, quality and scope of services, the Board considered that the New Advisory Agreement will be substantially the same as the Current Agreement with the addition of the authority to hire sub-advisers. The Board also considered that Ascent intends to hire Ranger as a sub-adviser, allowing the same portfolio manager who currently manages the Portfolio, Andrew J. Duffy, CFA, to continue to manage the Portfolio as an employee of Ranger. The Board also noted that the New Advisory Agreement is not expected to result in any change in the structure or operations of the Portfolio. The Board also noted that Ascent has the capabilities, resources and personnel necessary to provide the investment management services currently provided to the Portfolio. Based on their considerations of the foregoing information, the Board concluded that the overall quality and scope of services to be provided were satisfactory.

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Comparative Performance

The performance of the Portfolio was compared to an index of comparable funds. Performance was compared over various time periods with an emphasis on longer term performance. The Trustees noted that under the Current Agreement, Ascent was appointed at the Portfolio’s inception in August 2011 and since then the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory. The Trustees considered that the New Advisory Agreement is intended to provide continuity of management for the Portfolio.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for the Portfolio and noted the following: the fee rate for the Portfolio was higher than the average of comparable funds.

The Trustees noted that the Portfolio was considerably smaller than many of the funds in the comparison group and considered, with respect to the Portfolio, the adverse impact of the relatively small size of the Portfolio on the expected costs and profitability of Ascent. The Trustees also noted that an expense cap will be in effect pursuant to the New Expense Limitation Agreement for the Portfolio through December 31, 2017, with the same terms and expense limitations currently in effect. The Trustees evaluated the impact of the expense cap on the net fees to be received by Ascent. The Trustees also evaluated the proposed fee split between Ascent and Ranger and determined that the fee split is reasonable. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio is not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale and noted that the breakpoints included in the fee schedule were intended to account for the resulting economies of scale should the size of the Portfolio increase.

Profitability of Investment Manager

The Trustees noted that the provision of services under the Current Agreement had resulted in a profit to Ascent and concluded that the profits earned by Ascent were reasonable in light of the nature and quality of the service provided to the Portfolio. The Trustees considered the financial viability of Ascent and its ability to continue to provide high quality services and concluded that Ascent is capable of and committed to providing high quality services. The Board further noted that Ascent has entered into the New Expense Limitation Agreement, which is substantially similar to the Current Expense Limitation Agreement, whereby Ascent would reimburse expenses and/or waive fees in the same amounts as provided for under the Current Expense Limitation Agreement through December 31, 2017.

Other Benefits

The Trustees considered the benefits to be obtained by Ascent from its relationship with the Trust. They noted, in this regard, that Ascent has soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that research services obtained by Ascent may enhance the ability of Ascent to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, such as the New Expense Limitation Agreement, the Independent Trustees determined that the approval of the New Advisory Agreement for the Portfolio is in the best interests of the Portfolio and its Shareholders.

Required Vote

To become effective with regard to the Portfolio, the New Advisory Agreement must be approved by the vote of the 1940 Act Majority of the Portfolio’s shares. The Board as a whole, and the Independent Trustees, approved the New Advisory Agreement after consideration of all factors that the Trustees determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Advisory Agreement for consideration by the Shareholders of the Portfolio and to recommend that Shareholders vote FOR approval. If the Shareholders of the Portfolio do not approve the New Advisory Agreement, the Board will consider other possible courses of action for the Portfolio.

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If the Shareholders of the Portfolio approve the New Advisory Agreement, then it will become effective immediately upon the completion of the Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

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PROPOSAL 2 – APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

You are being asked to approve a new sub-advisory agreement between Ascent and Ranger (the “New Sub-Advisory Agreement”). Appendix B contains the form of the New Sub-Advisory Agreement.

The Board is proposing the approval of the New Sub-Advisory Agreement because, as described under Proposal 1, above, on or before October 28, 2016, the Minority Owners of Ascent are expected to complete the Transaction, in which they will relinquish their ownership positions in Ascent, leaving Ascent 100% owned by JAA, and assume ownership positions in Ranger. In connection with the Transaction, it is anticipated that Andrew J. Duffy, CFA, the Portfolio’s primary portfolio manager, will leave his employment at Ascent and join Ranger. Mr. Duffy will also hold a majority of the equity interest in Ranger. Shareholders of the Portfolio are therefore being asked to approve the New Sub-Advisory Agreement in order to ensure that Mr. Duffy will be able to continue to manage the Portfolio’s assets without interruption. This Proxy Statement provides additional information about Ranger and Proposal 2. If Shareholders approve Proposal 2, the New Sub-Advisory Agreement will become effective immediately upon the completion of the Transaction.

The New Sub-Advisory Agreement

Under the New Sub-Advisory Agreement, Ranger will direct the investment of the Portfolio's assets on a discretionary basis in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Portfolio’s then-current Prospectus and Statement of Additional Information including the placement of orders to purchase and sell securities and other appropriate investments. In connection with these duties, Ranger will also be responsible for selecting broker-dealers and negotiating brokerage commission rates on behalf of the Portfolio. Ranger is responsible for its own expenses incurred in performing these duties.

In addition, under the New Sub-Advisory Agreement: (a) Ascent shall indemnify and hold harmless Ranger, its officers and directors and each person, if any, who control Ranger within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as the “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which the New Sub-Advisory Agreement relates, except for liability by reason of misfeasance, bad faith or negligence in the performance of the duties of such Indemnified Party or by reason of disregard of its obligations and duties under the New Sub-Advisory Agreement; (b) Ascent shall not be liable with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified Ascent in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon Ranger or such controlling persons; and (c) Ranger shall indemnify and hold harmless Ascent and the Trust and each of their directors and officers and each person, if any, who controls Ascent and the Trust against any loss, liability, claim, damage or expense arising by reason of any matter to which the New Sub-Advisory Agreement relates, but only with respect to Ranger’s misfeasance, bad faith or negligence in the performance of its duties under the New Sub-Advisory Agreement Appendix B contains the form of the New Sub-Advisory Agreement. The above description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the New Sub-Advisory Agreement as set forth in Appendix B.

Under the New Sub-Advisory Agreement, Ranger will be entitled to receive from Ascent a fee that is computed daily and paid monthly at the rate of 47.6% of the net management fee earned by Ascent from the Portfolio (the “Portfolio Advisory Fee”). The net management fee is the gross advisory fee due to Ascent from the Portfolio less (i) any waiver of advisory fees by Ascent and (ii) the amount of any Portfolio expenses paid or reimbursed by Ascent.

If approved by Shareholders, the New Sub-Advisory Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the Board or the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by Ascent, the Board, or a vote of holders of a 1940 Act Majority of the Portfolio. Ranger may terminate the New Sub-Advisory Agreement upon 180 written notice to Ascent and the Trust. The New Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

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INFORMATION ABOUT RANGER AND ITS AFFILIATES

Ranger is located at 515 Madison Avenue, Suite 2400, New York, New York 10022. Ranger will commence investment operations following completion of the Transaction. [Andrew J. Duffy, CFA, Franklin S. Tuck and TTM Investments, LLC (“TTM Investments”) each own over 25 percent of Ranger. TTM Investments is located at 3 Big Cone Spruce, Littleton, CO 80127.

Ranger is recently registered as an investment adviser with the SEC and does not currently provides investment advisory or sub-advisory services to any other mutual funds. Upon approval of the New Sub-Advisory Agreement, Ranger is expected to have regulatory assets under management totaling approximately $450 million.

The principal executive officers of Ranger, and their principal occupation along with their positions with the Trust, are set forth below. The address of each principal executive officer of Ranger is 515 Madison Avenue, Suite 2400, New York, New York 10022.

Name	Title(s) & Principal Occupation with Ranger	Title(s) & Principal Occupation with the Trust
Andrew J. Duffy, CFA	President and Chief Investment Officer	N/A
Franklin S. Tuck	Chief Executive Officer and Chief Marketing Officer	N/A
Randolph S. Lewis	Chief Operating Officer and Chief Compliance Officer	N/A

Board Considerations in Approving the New SUB-ADVISORY Agreement

At an in-person meeting of the Independent Trustees and the Board held on July 28, 2016, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between Ascent and Ranger and determined to recommend that Shareholders approve the New Sub-Advisory Agreement.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board and met in executive session with independent legal counsel.

In evaluating Ranger, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Ranger, including information regarding its personnel and operations. The Board noted that Ranger was a newly-formed investment adviser and, as such, did not have any investment performance history as an entity, but the Board also noted that Andrew J. Duffy, CFA, who is expected to manage the Portfolio for Ranger, has been the Portfolio’s primary portfolio manager since its inception in his capacity as an employee of Ascent and reviewed the performance achieved during that time.

The Board also considered, with its legal counsel: (i) the nature, quality and extent of the services expected to be provided by Ranger; (ii) the depth of organization, expertise, reputation and experience of the individuals associated with Ranger; and (iii) the reasonableness of the fee split between the Ascent and Ranger. The Board also discussed the terms and conditions of the New Sub-Advisory Agreement. In particular, the Board noted that under the New Sub-Advisory Agreement shareholders will not be paying any additional fees or expenses over those that are currently being paid. Based upon its review of the above factors and all other factors they deemed relevant, the Board concluded that the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Required Vote

To become effective with regard to the Portfolio, the New Sub-Advisory Agreement must be approved by the vote of the 1940 Act Majority of the Portfolio’s shares. The Board as a whole, and the Independent Trustees, approved the New Sub-Advisory Agreement after consideration of all factors that the Trustees determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the Shareholders of the Portfolio and to recommend that Shareholders vote FOR approval. If the Shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, the Board will consider other possible courses of action for the Portfolio.

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If the Shareholders of the Portfolio approve the New Sub-Advisory Agreement, then it will become effective immediately upon the completion of the Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

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PROPOSAL 3 – APPROVAL OF MANAGER OF MANAGERS STRUCTURE THAT WILL PERMIT ASCENT, IN THE FUTURE, TO CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL

At the Board's meeting held on July 28, 2016, the Board, including the Independent Trustees, unanimously approved and recommended that Shareholders of the Portfolio approve a manager of managers structure to permit the Portfolio’s investment adviser, subject to the approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements and to amend existing sub-advisory agreements without Shareholder approval (the “Investment Adviser Approval Policy”). The implementation of the Investment Adviser Approval Policy is authorized by an exemptive order (the “Exemptive Order”) previously received by the Trust from the SEC and the Investment Adviser Approval Policy is currently the policy of other Portfolios of the Trust.

As noted above, the Trust has received an Exemptive Order granting relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. These provisions of the 1940 Act generally require that shareholders of a mutual fund approve an investment advisory agreement for the fund and any material amendments to an existing investment advisory agreement. Under the Exemptive Order, and if approved at this time by the Portfolio’s Shareholders, Ascent will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-advisers for the Portfolio or modify the Portfolio's existing sub-advisory agreement without obtaining further approval of the Portfolio's s Shareholders whenever Ascent and the Board believe such actions will benefit the Portfolio and the shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements between Ascent and any sub-advisers as well as all changes to existing sub-advisory agreements.

Shareholder approval of this proposal will not result in any increase or decrease in the total amount of investment management fees paid by the Portfolio. If the Portfolio implements this policy, the level of management services provided to the Portfolio by Ascent will not be changed.

The Trustees believe that providing Ascent with maximum flexibility to perform its duties, including selecting, supervising and evaluating sub-advisers, without incurring the unnecessary delay or expense of obtaining further Shareholder approval is in the best interests of the Portfolio's Shareholders because it will allow the Portfolio to operate more efficiently. Currently, in order for Ascent to appoint a sub-adviser or materially modify a sub-advisory agreement, the Trust must call and hold a Shareholder meeting of the Portfolio, create and distribute proxy materials, and solicit votes from the Portfolio's Shareholders. This process is time-intensive, costly and slow and the cost would be borne by the Portfolio. Without the delay inherent in holding Shareholder meetings, the Portfolio would be able to act more quickly and with less expense to appoint a sub-adviser when the Trustees and Ascent feel that such appointment would benefit the Portfolio.

The Trustees will provide sufficient oversight of the sub-adviser selection process to ensure that Shareholders' interests are protected whenever Ascent selects a sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. In their review, the Trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Trustees will compare the investment performance of the assets managed by the sub-advisers with other accounts with similar investment objectives managed by other investment advisers and will review the investment advisers' compliance with federal securities laws and regulations. The Trustees believe that their comprehensive review will ensure that Ascent continues to act in the best interests of the Portfolio and its Shareholders. Each sub-advisory agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief has been granted by the SEC.

Required Vote

To become effective with regard to the Portfolio, the Investment Adviser Approval Policy must be approved by the vote of the 1940 Act Majority of the Portfolio’s shares. The Board as a whole, and the Independent Trustees, approved the Investment Adviser Approval Policy after consideration of all factors that the Trustees determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the Investment Adviser Approval Policy for consideration by the Shareholders of the Portfolio and to recommend that Shareholders vote FOR approval. If the Shareholders of the Portfolio do not approve the Investment Adviser Approval Policy, the Board will consider other possible courses of action for the Portfolio.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE INVESTMENT ADVISER APPROVAL POLICY.

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PROPOSAL 4 – APPROVAL OF ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

The purpose of this proposal is to allow the holder of proxies solicited hereby to vote the shares represented by proxies in favor of adjournment of the Meeting to a later time, in order to allow more time to solicit additional proxies, as necessary if there are insufficient votes at the time of the Meeting to approve any of Proposals 1, 2 or 3.

Any adjournment may be made without notice, other than by an announcement made at the Meeting, of the time, date and place of the adjourned meeting.

Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting, as adjourned.

If Proposal 4 is approved and a quorum to transact business is not present or the vote required to approve any of Proposals 1, 2 or 3 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with the Trust’s Master Trust Agreement and By-Laws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

Approval of Proposal 4 for the power to adjourn the Meeting will require the affirmative vote of a majority of the shares voted, whether or not a quorum is present.

If your proxy card is signed and dated and no instructions are indicated on your proxy card, your shares will be voted “FOR” the proxy holder having discretionary authority to approve any adjournment of the Meeting, if a quorum is not present, in person or by proxy, at the Meeting or if necessary to solicit additional proxies to approve any of Proposals 1, 2 or 3.

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GENERAL INFORMATION

Principal Holders of Shares

[To the knowledge of the Trust, as of [Record Date], the Trustees and officers of the Trust owned in the aggregate less than 1 percent of the shares of the Portfolio.] As of [Record Date], the number of shares outstanding of Class I, Class A and Class C shares of the Portfolio was [ ], [ ] and [ ], respectively. Appendix C contains information regarding each person who is known by the Trust to own of record or beneficially 5 percent or more of the Portfolio’s outstanding shares as of [ ].

[Since the beginning of the Portfolio’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1 percent of the outstanding securities of any class of Ascent, JAA, James Alpha Holdings, LLC, Ranger or their subsidiaries.]

Proxy Solicitation and Payment of Solicitation Expenses

Ascent will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all solicitations. AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation is expected to be about $27,000 plus expenses in connection with the solicitation of proxies. Officers of the Trust and JAA will be included in the solicitation of proxies. The solicitation of proxies may be made by mail or telephone. Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes. Ascent will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Service Providers

Northern Lights Distributors, LLC is the distributor (also known as principal underwriter) of the shares of the Portfolio and is located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. Gemini Fund Services, LLC (“Gemini”) serves as Administrator, Fund Accounting Agent, Transfer and Shareholder Servicing Agent, and Custody Administrator for the Portfolio. Gemini’s principal address is 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. BNY Mellon Corp. serves as Custodian for the Portfolio and is located at 1 Wall Street, 25th Floor, New York, New York 10286.

Other Business

The Trust knows of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, however, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

Submission of a Shareholder Proposal

The Trust is not required to hold annual meetings of Shareholders, and therefore it cannot be determined when the next meeting of Shareholders will be held. Shareholder proposals to be presented at any future meeting of Shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated August 31, 2015 to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report to a Shareholder upon request. Such requests should be directed to the Trust by calling toll-free at 1-800-807-FUND (3863) or by correspondence addressed to The Saratoga Advantage Trust, 1616 N. Litchfield Road, Suite 165, Goodyear, Arizona 85395, Attention: Bruce E. Ventimiglia. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

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VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of the Portfolio at the close of business on [Record Date] may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Portfolio prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the New York Stock Exchange (“NYSE”) will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on any of Proposals 1, 2 or 3. A signed proxy card or other authorization by a beneficial owner of Portfolio shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR the Proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) the proposal is one for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” the Proposals.

Quorum; Adjournment

For the Trust and the Portfolio, 30 percent of the outstanding shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Portfolio at a shareholders’ meeting. A shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any lawful purpose provided that shareholders approve Proposal 4 and that the meeting is not adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

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Appendix A

SARATOGA ADVANTAGE TRUST

INVESTMENT MANAGEMENT AGREEMENT

GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the ___ day of ___________, 2016, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Global Real Estate Investments Portfolio, a series of the Trust (the “Fund”), and Ascent Investment Advisors, LLC (the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Manager has provided investment advisory services to the Fund since its inception in August, 2011; and

WHEREAS, the Manager experienced a change of control on _________, 2016, resulting in the automatic termination of the Investment Advisory Agreement then in place between the Trust and the Manager; and

WHEREAS, the Trust desires to continue to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF MANAGER. The Trust hereby employs the Manager, and the Manager hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. DUTIES OF MANAGER.

(a) Investment management and research. Subject to the supervision of the Trustees, the Manager will, (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Bylaws, the Fund’s prospectus and Statement(s) of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing on the Manager; (b) make asset allocation and investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. The Manager shall use its best judgment in rendering these services to the Fund.

(b) Delegation of duties to sub-advisers. Subject to the approval of the Trust’s Board of Trustees (including a majority of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act), the Manager may delegate to one or more sub-investment advisers (“Sub-

A-1

Advisers”) any of its duties enumerated in Section 2(a) hereof. The Manager agrees that, with respect to a delegation of its duties to one or more Sub-Advisers, it will:

(1) oversee the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews;

(2) review and monitor the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft-dollars;

(3) oversee the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions;

(4) coordinate communications with any Sub-Advisers; and

(5) if deemed necessary, recommend to the Fund’s Board of Trustees changing one or more Sub-Advisers.

(c) The Manager agrees that in any case where an officer of the Manager is also an officer or director of another corporation, and the purchase or sale of securities issued by such other corporation is under consideration, such officer or director shall abstain from participation in any decision made on behalf of the Fund to purchase or sell any securities issued by such other corporation.

3.  BROKERAGE. The Manager shall be responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Manager may take the following into consideration, among other relevant information,: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Manager, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and the Manager shall report on such allocations, upon the request of the Trustees to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

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4. EXPENSES. The Manager will provide office facilities to the Fund to the extent not otherwise provided by Saratoga Capital Management or another service provider to the Fund. With respect to the operation of the Fund, the Manager shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Manager to perform its duties hereunder; and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a direct result of a change of control of the Manager.  If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be responsible for any Fund operating expenses that exceed any agreed upon expense limit in accordance with such agreement.

The Fund will pay all of its expenses and liabilities, including, without limitation, expenses and liabilities incurred in connection with maintaining its registration under the Investment Company Act and the Securities Act of 1933, as amended, and registering and qualifying under the securities laws of the states in which the Fund's shares are registered or qualified for sale, the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders, other mailing expenses, brokerage expenses, issue and transfer taxes on sales of Fund securities, custodian and stock transfer charges, other printing, legal and auditing expenses, expenses of shareholders' meetings, and reports to shareholders.

The Manager may voluntarily absorb certain Fund expenses or waive the Manager’s own advisory fee.

To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund to the extent of the Manager’s actual costs for providing such services. In determining the Manager’s actual costs, the Manager may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5. INVESTMENT ADVISORY AND MANAGEMENT FEE. In consideration of the Manager performing its obligations hereunder, the Fund will pay to the Manager a monthly management fee computed at the annual rate set forth on Schedule A hereto.  The management fee shall be accrued daily by the Fund and paid to the Manager on the fifth business day of the succeeding month.  If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

The fee payable to the Manager under this Agreement will be reduced to the extent of any receivable owed by the Manager to the Fund and as required under any expense limitation applicable to the Fund.

To the extent that the Manager defers advisory fees or absorbs operating expenses of the Fund, the Manager may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties.  Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed.  The waiver or assumption and reimbursement by the Manager of any expense of the Fund that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Manager.

6. NO SHORTING. The Manager agrees that it will not make short sales of the Fund's shares of beneficial interest.

7. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation,

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or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Manager acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

8. REPORTS AND ACCESS.   The Manager agrees to supply such information to the Fund’s administrator and/or Saratoga Capital Management and to permit such compliance inspections by the Fund’s administrator and/or Saratoga Capital Management as shall be reasonably necessary to permit the administrator and/or Saratoga Capital Management to satisfy its obligations and respond to the reasonable requests of the Trustees.

9. NON-EXCLUSIVITY.  The Fund understands that the Manager may act as investment adviser to other investment companies, and that the Manager and its affiliates may act as investment advisers to individuals, partnerships, corporations, pension funds and other entities, and the Fund confirms that it has no objection to the Manager or its affiliates so acting.

10. MANAGER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement (such exceptions collectively, “Actionable Manager Misconduct”).

(b)  Subject to any limitations imposed by applicable law or regulation, the Fund agrees to indemnify and hold harmless the Manager and its controlling persons, managers, directors, officers and employees (collectively, the “Manager Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, (i) arising out of the Fund’s Registration Statement, and all prospectuses, proxy statements, reports to shareholders, sales literature, marketing materials or other materials prepared for distribution to shareholders of the Fund, the public or otherwise in connection with capital raising for the Fund (collectively, the “Fund Materials”) and (ii) otherwise in connection with the operation or maintenance of the Fund.

Notwithstanding the foregoing, no such indemnification shall be provided to Manager:

a.  To the extent any such loss, liability, claim, damage and/or expense arises from any information or disclosure that, in each instance, has been previously approved in writing (including by electronic mail) by the Manager and that relates specifically to (i) the Manager or its controlling persons, managers, directors, officers or employees, (ii) the policies and procedures of the Manager, or (iii) the services to be provided by the Manager (“Approved Information”), provided further, that the foregoing limitation shall not apply to claims for indemnification that arise from Approved Information, which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information; or

b.  to the extent that any such loss, liability, claim, damage and/or expense arises out of or is based on any Actionable Manager Misconduct that contributed materially thereto.

The Fund shall indemnify and hold harmless the Manager Indemnified Parties against any loss, liability, claim, damage or expense whatsoever, including reasonable attorneys’ fees and costs, as incurred, arising out of the Fund’s breach of its duties or obligations under this Agreement or breach of applicable law, rule or regulation in connection with the Fund’s performance under this Agreement; provided, however, that nothing herein shall be deemed to protect the Manager against any liability arising out of any Actionable Manager Misconduct.

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The Manager agrees to indemnify and hold harmless the Fund, the trustees, officers, employees and agents of the Fund and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act of 1933 (collectively, the “Fund Indemnified Parties”) against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, arising out of Approved Information, provided that no such indemnification shall be provided to the Fund Indemnified Parties for claims arising from Approved Information which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information.

The Manager shall indemnify and hold harmless the Fund Indemnified Parties against any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and costs) arising out of any Manager Misconduct; provided, however, that nothing herein shall be deemed to protect the Fund against any liability to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or by reason of the Fund’s reckless disregard of its obligations and duties under this Agreement.

The indemnification provided herein will remain in full force and effect regardless of any termination of this Agreement with regard to any claim for indemnification relating to any loss, liability, claim, damage or expense arising during the term of this Agreement.

Notwithstanding the foregoing, nothing contained in this Section or elsewhere in this Agreement shall constitute a waiver by the Fund of any of their respective rights under applicable U.S. federal securities laws whose applicability is not permitted to be contractually waived.

11. TERM. This Agreement shall be in effect for two (2) years starting on the date hereof. This Agreement shall continue in effect from year to year thereafter with respect to the Fund, provided it is approved, at least annually, in the manner required by the Investment Company Act.  On the date hereof, the Investment Company Act requires that this Agreement and any renewal thereof be approved by a vote of (i) a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the Investment Company Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and (ii) in the case of its initial approval, by a majority of the outstanding voting securities of the Fund or (iii) in the case of its annual renewal, by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the Fund.  A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act to mean a vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present or represented by proxy.

12. TERMINATION; NO ASSIGNMENT. This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Manager, and by the Manager upon one hundred and eighty (180) days’ written notice to the Fund. In the event of a termination, the Manager shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Manager on behalf of the Fund. . This Agreement shall be automatically terminated in the event of its assignment (as such term is defined in the Investment Company Act).

13. LIMITATION OF LIABILITY OF TRUSTEES.  This Agreement is made by the Fund pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees of the Trust or shareholders of the Fund individually, but bind only the property of the Fund.

14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

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15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Global Real Estate Investments Portfolio	ASCENT INVESTMENT ADVISORS, LLC
By: Name: Title:	By: Name: Title:
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SCHEDULE A

Saratoga Advantage Trust

James Alpha Global Real Estate Investments Portfolio

Fee Schedule

In consideration of the Manager performing its obligations under the Agreement, the Fund will pay to the Manager a monthly management fee computed at the annual rate of 1.20% of the average daily net assets of the Fund for the first $500,000,000 of Fund net assets. The management fee will decrease as the net assets of the Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

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Appendix B

INVESTMENT ADVISORY AGREEMENT

BETWEEN

 ASCENT INVESTMENT ADVISORS, LLC

AND

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

REGARDING

THE SARATOGA ADVANTAGE TRUST

AGREEMENT made this _____ day of ________________, 2016 between Ascent Investment Advisors, LLC a limited liability company (the "Manager") and Ranger Global Real Estate Advisors, LLC, a                            limited liability company (the "Advisor").

WHEREAS, the Manager has entered into an Investment Management Agreement (the "Manager’s Agreement") with The Saratoga Advantage Trust (the "Trust"), an open-end investment company organized in series form with separate portfolios, one of which is the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”), a portfolio, pursuant to which the Manager furnishes continuous investment advice and direction; and

WHEREAS, the Manager’s Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940; and

WHEREAS, the Manager desires to retain the Advisor to provide continuous investment management and direction concerning the Portfolio and the Advisor is willing to provide such management;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Advisor as follows:

1. Appointment.  The Manager hereby retains the Advisor to manage the Portfolio, subject to the provisions of the Trust registration statement and the Portfolio's prospectus and overall supervision by the Manager and the Trust's Board of Trustees.  The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager’s Agreement and will oversee and review the Advisor's performance of its duties under this Agreement.  The day-to-day management of the Portfolio's assets will be the responsibility of the Advisor.

2. Expenses.  The Advisor assumes as its own expense, or agrees to pay the cost of, all services provided by it pursuant to Paragraph 1, above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager’s Agreement.  The Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

3. Investment Activities.

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(a) The Advisor will direct the investment of the Portfolio's assets on a discretionary basis in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Portfolio contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Trustees of the Trust (the "Board"), and communicated by the Manager to the Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Advisor.  The Advisor hereby acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Portfolio.

(b) The Advisor hereby specifically acknowledges and represents:

(i) The Advisor has provided the Manager with full information regarding the Advisor’s historical track record of investment performance.

(ii) The Advisor has carefully reviewed the portions of the Prospectus and Statement of Additional Information stating the Advisor’s investment methodology and that all representations made therein are accurate and true and there are no material omissions.

(iii) The Advisor will direct the investment of the Portfolio’s assets using the same investment methodology referred to in Paragraph 3(b)(ii). The Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information is inconsistent with the Advisor directing the investment of the Portfolio’s assets in said manner.

(c) The Advisor will place orders to purchase and sell securities (and where appropriate commodity futures contracts and other investments) for the Portfolio.

4. Brokerage.

(a) The Advisor agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers selected by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below.  The Advisor may place orders for the Portfolio with affiliates or interested parties of the Trust or the Manager in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations.

(b) In placing orders with brokers and dealers, the Advisor will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any portfolio transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

5. Compensation.

(a) As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Advisor a fee that is computed daily and paid monthly at the rate of 47.6% of the net management fee earned by the Manager from the Portfolio on assets managed by the Advisor (the “Portfolio Advisory Fee”). The net management fee shall mean the gross advisory fee due to the Manager from the Portfolio less (i) any waiver of such advisory fee by the Manager and (ii) the amount of any Portfolio expenses paid or reimbursed by the Manager.

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(b)  The Portfolio Advisory Fee shall accrue as of the date first above written. Upon any termination of this Agreement the Portfolio Advisory Fee will cease to accrue as of the termination date specified in the notice of termination to the Advisor.  Accrued Portfolio Advisory Fees will be paid to the Advisor upon receipt by the Manager of its fees for the same accrual period from the Portfolio.

(c) For the purpose of determining fees payable to the Advisor, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

6. Duration and Termination.

(a) This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two (2) years from said date.  Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Portfolio.  The Advisor shall furnish to the Manager or to the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(b) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged by the Advisor without the affirmative vote of a majority of the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Portfolio.  The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Advisor.

(c) This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon written notice to the Advisor.  This Agreement may be terminated by the Advisor upon 180 days written notice to the Manager and the Trust.

7. Information to be Provided to the Manager and the Trust.

(a) The Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Portfolio, the Advisor’s ability to direct the investment of the Portfolio and/or the perception of the Advisor as an appropriate source of investment advice and shall, on the Advisor's own initiative, furnish immediately to the Manager and the Trust such information as is appropriate for this purpose.

The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Advisor, the investment policies or discipline of the Advisor, the financial condition of the Advisor, the historical investment performance of the Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Portfolio and any and all matters reasonably related to the Manager’s retention of the Advisor.

(b)  The Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Advisor has provided the information about itself set forth in the Trust’s Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust's Administrator immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

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(c)  The Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Advisor's registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading.  The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such copy is required to be filed.  The Advisor acknowledges that it is an "investment advisor" to the Portfolio within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

(d) The Advisor will make available promptly upon the Manager’s request such reports as the Manager may reasonably use in discharging its duties under the Manager’s Agreement, which reports may be distributed by the Manager to the Board.  A representative of the Advisor will attend, at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust's shareholders and special meetings upon reasonable notice.

(e) The Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisors Act of 1940, the Internal Revenue Code, applicable federal and state securities laws and laws of foreign countries and juridical subdivisions thereof, in the manner provided by such laws or regulations and such additional records as required by the Manager.  The Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.  The Manager agrees to furnish to the Advisor at its principal office all prospectuses, proxy statements, reports to stockholders, sales reports and any other information relative to the management of the assets or organization and qualifications of the Trust.

8. Services to Other Companies or Accounts.

(a) It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement shall prevent the Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b) and 8(c) below.

(b) In the event that the Advisor voluntarily terminates this Agreement, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall for a period of one (1) year after the termination of this Agreement, accept or solicit any assets, accounts, or clients of the Trust, including the Portfolio, for any purpose whatsoever.

(c) In the event that the Advisor is terminated by the Manager, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept or solicit any assets, accounts, or clients of the Trust, including the Portfolio, for any purpose whatsoever for a period of one (1) year from the termination of this Agreement.

(d) The provisos set forth in Subparagraphs 8(a), 8(b), and 8(c) above shall not apply to the continuation of any contractual relationship to which the Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement.  The disclosure of the Advisor’s current contractual relationships is contained in Addendum A of this Agreement.

(e) When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

9. Miscellaneous.

(a) The Advisor shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which this Agreement relates, except in the case of the Advisor's negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Advisor from any

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responsibility, obligation or duty which the Advisor may have under any federal or state securities acts or other applicable statutes.

(b) Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act, to rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act and to interpretations thereof, if any, by the United States courts.  Specifically, the terms “vote of a majority of the outstanding voting securities", "interested persons", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c) The Manager shall indemnify and hold harmless the Advisor, its officers and directors and each person, if any, who controls the Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.  However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or such controlling persons.

The Advisor shall indemnify and hold harmless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing indemnity but only with respect to the Advisor's misfeasance, bad faith or negligence in the performance of its duties under this Agreement.

In case any action shall be brought against the Manager or any person so indemnified, in respect of which indemnity may be sought against the Advisor, the Advisor shall have the rights and duties given to the Manager, and the Manager and each person so indemnified shall have the rights and duties given to the Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

(d) Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applied federal law, this Agreement shall be governed by the laws of the State of New York.

(e) The Advisor acknowledges that there is substantial likelihood that a violation of the provisions of this Agreement will cause irreparable harm to the business of the Manager and the Trust, and therefore agrees that the Manager and the Trust will be entitled to equitable relief, including a temporary restraining order issued ex parte and a preliminary and/or permanent injunction, in addition to any financial remedies available under law, resulting from any breech of these paragraphs, upon demonstration of the required facts upon which such relief may be granted.

(f) The Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way effect the obligations of the Advisor under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

ASCENT INVESTMENT ADVISORS, LLC

Attest:

By:

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

Attest:

By:

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Appendix C

Principal Holders of the Portfolio

To the knowledge of the Trust, the following were owners of record or beneficially of more than 5 percent of the outstanding shares of any class of the Portfolio as of [ ]:

Class	Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class

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PROXY CARD

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

JAMES ALPHA
·ADVISORS·

SIGN, DATE AND VOTE ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided.
2. **ONLINE** at **proxyonline.com** using your proxy control number found below.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.
4. By **PHONE** with a live operator when you call toll-free **1-800-967-0271** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

CONTROL NUMBER **12345678910**

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints ________ and __________ each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the James Alpha Global Real Estate Investments Portfolio (the "Portfolio") of The Saratoga Advantage Trust (the "Trust") to be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on [October 11], 2016 at , ( ) time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 967-0271.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [October 11], 2016. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed investment advisory agreement) and Proxy Card are available at: www.proxyonline.com/docs/jamesalpha.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]#

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JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

PROXY CARD

a series of The Saratoga Advantage Trust

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. One or more joint owners should sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN UNANIMOUSLY APPROVED BY THE TRUST'S BOARD OF TRUSTEES. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark one box in blue or black ink. Example: ●

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]#

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